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                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) December 19, 1997
  (December 17, 1997)                             -----------------
  -------------------


  Commission     Registrant; State of Incorporation;      IRS Employer
  File Number       Address; and Telephone Number       Identification No.
  -----------    ----------------------------------     ------------------
    0-10516            ALIANT COMMUNICATIONS INC.           47-0632436
                       (A Nebraska Corporation)
                       1440 M Street
                       Lincoln, NE 68508
                       402-436-5289

    2-39373            ALIANT COMMUNICATIONS CO.            47-0223220
                       (A Delaware Corporation)
                       1440 M Street
                       Lincoln, NE 68508
                       402-436-5289


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Item 5.  Other Events
------   ------------

PRESS RELEASE--RELEASED TO THE PUBLIC DECEMBER 17, 1997

Lincoln, Nebraska--Aliant Communications (NASDAQ:ALNT) today announced that it has entered into a definitive agreement with 360 Communications Company by which a wholly owned subsidiary of Aliant will acquire 360 Communications' 50% ownership interest in the Omaha Cellular General Partnership. The acquisition, which is expected to close in the first quarter of 1998, is subject to FCC approval. As a result of the transaction, Aliant will own 100% of the Omaha Cellular General Partnership and approximately 56% of the operating partnership which provides cellular communication services in Douglas and Sarpy Counties in Nebraska and Pottawattamie County in Iowa, including the Omaha-Council Bluffs metropolitan area.

"This acquisition is consistent with the company's growth strategy of increasing our ownership position in faster growing segments of the communications industry," said Frank Hilsabeck, President and Chief Executive Officer of Aliant. "Cellular is a key segment of our growth strategy--it is a source of excellent revenues today and provides a platform from which to market a full array of Aliant products and services outside our traditional telephone operations."

The acquisition increases Aliant's proportionately owned POPs by 177,071 to 354,143 and subscribers by 20,856 to 41,712 based on September 30, 1997 statistics.

Aliant Communications is a diversified communications company providing a comprehensive array of services and retail products to consumers, businesses, educational institutions, and government agencies, and wholesale network services to other communications companies. Web site: www.aliant.com

Chicago-based 360 Communications Company provides wireless voice and data services to 2.4 million customers in more than 100 markets throughout 15 states. The company also offers residential long distance and paging services.

NOTE: A degrees symbol should immediately follow "360" in the company's name. The word "degrees" is not part of the company's name.

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant, Aliant Communications Inc., has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Aliant Communications Inc.
                               ------------------------------
                                       (Registrant)


      December 19, 1997           /s/ Michael J. Tavlin
Date.....................   ......................................
                                         (Signature)
                            Michael J. Tavlin, Vice President-
                               Treasurer

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant, Aliant Communications Co., has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Aliant Communications Co.
                               ------------------------------
                                       (Registrant)


      December 19, 1997           /s/ Michael J. Tavlin
Date.....................   ......................................
                                         (Signature)
                            Michael J. Tavlin, Vice President-
                               Treasurer